EATON VANCE TAX-MANAGED EMERGING MARKETS FUND
                              Institutional Shares
                            Supplement to Prospectus
                             dated November 1, 2004


1. Effective April 1, 2005, the following replaces the "Fund Fees and Expenses" section under "Fund Summary":

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
  net asset value at time of purchase or time of redemption)              None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions           None
Redemption Fee (as a percentage of exchange price or amount redeemed)*    2.00%


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                           0.45%
Other Expenses                            0.50%
                                          -----
Total Annual Fund Operating Expenses      0.95%


 * Institutional shares will be subject to a 2% fee when they are exchanged or redeemed. See "Shareholder Account Features - Fund Redemption Fees" for additional information.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year     3 Years     5 Years       10 Years
--------------------------------------------------------------------------------
Institutional shares*        $305       $528        $769          $1,464


You would pay the following expenses if you did not redeem your shares:


                            1 Year     3 Years     5 Years       10 Years
--------------------------------------------------------------------------------
Institutional shares         $97         $303       $525          $1,166

* Reflects the payment of a 2% fee at the time of redemption.

2. Effective April 1, 2005, the following replaces the "Fund Purchase and Redemption Fees" paragraph under "Shareholder Account Features":

Fund Redemption Fee. Institutional shares are subject to a redemption fee, at the time of exchange or redemption, equal to 2% of the net asset value of the shares exchanged or redeemed. This fee is not paid separately but is deducted automatically from the amount received in connection with a redemption or exchange. The redemption fee is retained by the Fund to defray the costs associated with the sale of portfolio securities to satisfy an exchange or redemption request. Shares acquired through the reinvestment of dividends and capital gains distributions paid to shareholders by the Fund are not subject to the redemption fee. Prior to April 1, 2005, Institutional shares were subject to both a purchase fee, at the time of purchase, and a redemption fee, at the time of exchange or redemption, equal to 1% of the net asset value of the shares purchased, exchanged or redeemed. Shareholders that held shares on March 31, 2005 are subject to only the 1% redemption fee on the sale or exchange of those shares because they paid the 1% purchase fee at the time those shares were purchased. Shareholders that purchased shares of the Predecessor Fund, the PIMCO PPA Tax-Efficient Structured Emerging Markets Fund, on or before June 30, 1998 and exchanged those shares for shares of the Fund in the February 6, 2004 merger of the Predecessor Fund into the Fund are not subject to the redemption fee on the sale or exchange of those shares.


April 1, 2005                                                              TEMPS